                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-4 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 1996 to December 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of December, 1996.

                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  ---------------------------
                                   Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 December 1996

                        CUSIP#'S   393505-MK5, ML3, MM1, MN9, MP4, MQ2, MQ3
                        TRUST ACCOUNT #80-4139100
                        REMITTANCE DATE: 1/17/97

                                                          Total  $            Per $1,000
Class A Certificates                                       Amount              Original
--------------------                                    ------------          -----------
(1a) Amount available (including Monthly
     Servicing Fee)                                    $4,764,949.51

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                                  0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                               4,764,949.51

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(5.95%)                   5.95%
          b. Class A-1 Interest                           148,035.01           3.21815239
          c. Class A-2 Remittance Rate(6.30%)                   6.30%
          d. Class A-2 Interest                           210,000.00           5.25000000
          e. Class A-3 Remittance Rate(6.50%)                   6.50%
          f. Class A-3 Interest                           178,750.00           5.41666667
          g. Class A-4 Remittance Rate(6.80%)                   6.80%
          h. Class A-4 Interest                           481,666.67           5.66666671
          i. Class A-5 Remittance Rate(7.15%)                   7.15%
          j. Class A-5 Interest                           166,833.33           5.95833321
          k. Class A-6 Rimittance Rate (7.40%)                  7.40%
          i. Class A-6 Interest                           407,000.00           6.16666667
          k. Class A-7 Remittance Rate(7.90%,
             unless Weighted Average Contract
             rate is below (7.90%)                              7.90%
          l. Class A-7 Interest                           678,807.50           6.58333333

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                           .00                  .00

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 December 1996
                                    Page 2

                              CUSIP#'S  393505-MK5, ML3, MM1, MN9, MP4, MQ2, MU3
                              TRUST ACCOUNT #80-4139100
                              REMITTANCE DATE: 1/17/97

                                                  Total $                           Per $1,000
                                                   Amount                             Original
                                                 ----------                         ------------
 (4) Remaining:
          a. Unpaid Class A Interest
               Shortfall                                  .00                                  .00
B.   Principal
     (5)  Formula Principal Distribution
          Amount                                 1,273,059.13                                  N/A
          a. Scheduled Principal                   802,806.64                                  N/A
     b. Principal Prepayments                      786,321.18                                  N/A
          c. Liquidated Contracts                  116,416.23                                  N/A
          d. Repurchases                                  .00                                  N/A
          e. Current Month Advanced Principal      412,953.77                                  N/A
          f. Prior Month Advanced Principal       (845,438.69)                                 N/A

   (6)    Pool Scheduled Principal Balance     457,680,485.33

  (6b)    Adjusted Pool Principal Balance      457,267,531.56                         963.30773648
  (6c)    Pool Factor                              0.96330774

   (7)    Unpaid Class A Principal Shortfall
    (if any) following prior Remittance date              .00

   (8)    Class A Percentage for such Remittance
           Date                                         92.24%

   (9)    Class A Percentage for the following
           Remittance Date                              92.21%

   (10)   Class A Principal Distribution:
          a. Class A-1                           1,273,059.13                          27.67519848
          b. Class A-2                                    .00                                  .00
          c. Class A-3                                    .00                                  .00
          d. Class A-4                                    .00                                  .00
          e. Class A-5                                    .00                                  .00
          f. Class A-6                                    .00                                  .00
          g. Class A-7                                    .00                                  .00

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 December 1996
                                    Page 3

                                          CUSIP#'S 393505-
                                          MK5, ML3, MM1, MN9, MP4, MQ2, MU3
                                          TRUST ACCOUNT #80-4139100
                                          REMITTANCE DATE: 1/17/97


                                                              Total $                   Per $1,000
                                                              Amount                     Original
                                                         --------------             -----------------
   (11)   Class A-1 Principal Balance                       28,582,740.56              621.36392522
   (11a)  Class A-1 Pool Factor                                 .62136393

   (12)   Class A-2 Principal Balance                       40,000,000.00              1000.0000000
   (12a)  Class A-2 Pool Factor                                1.00000000

   (13)   Class A-3 Principal Balance                       33,000,000.00              1000.0000000
   (13a)  Class A-3 Pool Factor                                1.00000000

   (14)   Class A-4 Principal Balance                       85,000,000.00              1000.0000000
   (14a)  Class A-4 Pool Factor                                1.00000000

   (15)   Class A-5 Principal Balance                       28,000,000.00              1000.0000000
   (15a)  Class A-5 Pool Factor                                1.00000000

   (16)   Class A-6 Principal Balance                       66,000,000.00              1000.0000000
   (16a)  Class A-6 Pool Factor                                1.00000000

 (17)     Class A-7 Principal Balance                      103,110,000.00              1000.0000000
 (17a)    Class A-7 Pool Factor                                1.00000000

 (18)     Unpaid Class A Principal Shortfall
          (if any) following current Remittance
          Date                                                        .00

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 December 1996
                                    Page 4

                                          CUSIP#'S  393505-
                                          MK5, ML3, MM1, MN9, MP4, MQ2, MU3
                                          TRUST ACCOUNT #80-4139100
                                          REMITTANCE DATE: 1/17/97

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

   (19)  31-59 days                                  4,937,061.26        156

   (20)  60 days or more                             3,853,973.98        115

   (21)  Current Month Repossessions                   904,578.38         29

   (22)  Repossession Inventory                      2,423,517.46         78

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

  (23)   Average Sixty-Day Delinquency Ratio Test

         (a)  Sixty-Day Delinquency Ratio for current Remittance Date     .84%

         (b)  Average Sixty-Day Delinquency Ratio (arithmetic
              average of ratios for this month and two preceding
              months; may not exceed 3.5%)                                .65%

  (24)   Average Thirty-Day Delinquency Ratio Test

         (a)  Thirty-Day Delinquency Ratio for current Remittance Date   1.08%

         (b)  Average Thirty-Day Delinquency Ratio (arithmetic
              average of ratios for this month and two preceding
              months; may not exceed 5.5%)                                .88%

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 December 1996
                                    Page 5

                                          CUSIP#'S  393505-
                                          MK5, ML3, MM1, MN9, MP4, MQ2, MU3
                                          TRUST ACCOUNT #80-4139100
                                          REMITTANCE DATE: 1/17/97

  (25)    Cumulative Realized Losses Test
          (a)  Cumulative Realized Losses for the current Remittance
               Date (as a percentage of Cut-off Date Pool Principal
               Balance; may not exceed 5.5% from May 1, 2000 to
               April 28, 2001, 6.5% from May 1, 2001 to April 28,
               2002, 8.5% from May 1, 2002 to April 28, 2003 and
               and 9.5% thereafter)                                       .04%

  (26)    Current Realized Losses Test
          (a)  Current Realized Losses for current Remittance Date  40,621.13

          (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
               may not exceed 2.25%)                                      .11%

  (27)    Class M-1 Principal Balance Test
          (a)  The sum of Class M-1 Principal Balance and Class B
               Principal Balance (before distributions on current
               Remittance Date) divided by Pool Scheduled Principal
               Balance as of preceding Remittance Date (must equal
               or exceed 25.5%)                                         16.05%

  (28)    Class B Principal Balance Test
          (a)  Class B Principal Balance (before any distributions
               on current Remittance Date) as of such Remittance date
               greater than $7,437,576.00                                 .00

  (b)     Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 12.00%                                7.76%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.75%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                December 1996         CUSIP NO. 393505MR0
                                   Page 6             TRUST ACCOUNT #80-4139100
                                                      REMITTANCE DATE: 1/17/97

                                                                       Total  $                         Per $1,000
                                                                       Amount                             Original
                                                                   --------------                    ----------------
CLASS M1 CERTIFICATES
---------------------
  (29)   Amount available (including Monthly
         Servicing Fee)                                            1,220,797.87

A.       Interest
  (30)   Aggregate interest
         a.   Class M-1 Remittance Rate (7.75%,
               unless Weighted Average Contract
               Rate is below 7.75%)                                        7.75%
         b.   Class M-1 Interest                                     245,255.21                         6.45833338

  (31)   Amount applied to Class M-1 Interest
         Deficiency Amount                                                  .00  0

  (32)   Remaining unpaid Class M-1 Interest
         Deficiency Amount                                                  .00                                 0

  (33)   Amount Applied to:
         a.   Unpaid Class M-1 Interest Shortfall                           .00                                 0

  (34)   Remaining:
         a.   Unpaid Class M-1 Interest Shortfall                           .00                                 0

B.       Principal
  (35)   Formula Principal Distribution Amount                              .00                               N/A
         a.   Scheduled Principal                                           .00                               N/A
         b.   Principal Prepayments                                         .00                               N/A
         c.   Liquidated Contracts                                          .00                               N/A
         d.   Repurchases                                                   .00                               N/A

  (36)   Class M-1 Principal Balance                              37,975,000.00                     1000.00000000
  (36a)  Class M-1 Pool Factor                                       1.00000000

  (37)   Class M-1 Percentage for such Remittance Date                      .00%

  (38)   Class M-1 Principal Distribution:
         a.   Class M-1 (current)                                           .00                        0.00000000
         b.   Unpaid Class M-1 Principal Shortfall

             (if any) following prior Remittance Date          .00
                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                        CLASS M1 CERTIFICATES        CUSIP NO. 393505 MS8,MT6
                           MONTHLY REPORT            TRUST ACCOUNT #80-4139100
                           December 1996             REMITTANCE DATE: 1/17/97
                              Page 7

                                                                       Total                       $Per $1,000
                                                                       Amount                        Original
                                                                     ----------                   -------------
  (39)   Unpaid Class M-1 Principal Shortfall
         (if any) following current Remittance
         Date                                                               .00

  (40)   Class M-1 Percentage for the following
         Remittance Date                                                    .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                                  975,542.66

(2)  Class B-1 Remittance Rate (7.80% unless
     Weighted Average Contract Rate is
     below 7.80%)                                                          7.80%

(3)  Aggregate Class B1 Interest                                     123,402.50                        6.50000000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                                  .00                               .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                                     .00                               .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                                      .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                                      .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date                               .00

(8a) Class B Percentage for such Remittance Date                            .00

(9)  Current Principal (Class B Percentage of
     Formula Principal Distribution Amount)                                 .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                December 1996        CUSIP NO. 393505 MS8, MT6
                                  Page 8             TRUST ACCOUNT #80-4139100
                                                     REMITTANCE DATE: 1/17/97

                                                                     Total $                        Per $1,000
                                                                     Amount                          Original
                                                                 --------------                   --------------
(10a)   Class B1 Principal Shortfall                                      .00

(10b)   Unpaid Class B1 Principal Shortfall                               .00

(11)    Class B Principal Balance                               35,599,791.00

(12)    Class B1 Principal Balance                              18,985,000.00

Class B2 Certificates
---------------------
(13)    Remaining Amount Available                                 852,140.16

(14)    Class B-2 Remittance Rate (8.10%
        unless Weighted Average Contract
        Rate is less than 8.10%)                                         8.10%

(15)    Aggregate Class B2 Interest                                112,149.84                        6.75000005

(16)    Amount applied to Unpaid Class
        B2 Interest Shortfall                                             .00                               .00

(17)    Remaining Unpaid Class B2
        Interest Shortfall                                                .00                               .00

(18)    Unpaid Class B2 Principal Shortfall
        (if any) following prior Remittance Date                          .00

(19)    Class B2 Principal Liquidation Loss Amount                        .00

(20)    Class B2 Principal (zero until Class
        B1 paid down; thereafter, Class B
        Percentage of Formula Principal
        Distribution Amount)                                              .00

(21)    Guarantee Payment                                                 .00

(22)    Class B2 Principal Balance                              16,614,791.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                               December 1996         CUSIP NO. 393505 MS8, MT6
                                  Page 9             TRUST ACCOUNT #80-4139100
                                                     REMITTANCE DATE: 1/17/97

                                                                       Total $                       Per $1,000
                                                                       Amount                         Original
                                                                   --------------                  --------------
  (23)    Monthly Servicing Fee (Deducted from
          Certificate Account balance to arrive at
          Amount Available if the Company or Green
          Tree Financial Corporation is not the
          Servicer; deducted from funds remaining
          after payment of Class A Distribution
          Amount, Class M-1 Distribution Amount,
          Class B-1 Distribution Amount and Class
          B-2 Distribution Amount; if the Company
          or Green Tree Financial Corporation
          is the Servicer)                                           191,410.85

  (24)    3% Guarantee Fee                                           548,579.47

  (25)    Class C Residual Payment                                          .00

  (26)    Class M-1 Interest Deficiency on such
          Remittance Date                                                   .00

  (27)    Class B-1 Interest Deficiency on such
          Remittance Date                                                   .00

  (28)    Repossessed Contracts                                      904,578.38

  (29)    Repossessed Contracts Remaining
          in Inventory                                             2,423,517.46

  (30)    Weighted Average Contract Rate                               10.04775

                                     GTFC
                                    1996-4
                                 December 1996
                              Defaulted Contracts


                                                             Estimated
                                                              Loss At
    Account#        Principal     Interest     Amount        Sale Date
    --------        ----------    --------   ----------     -----------
    16319886         25,429.95     158.51      25,588.46      9,479.95
    53319143         13,838.16      86.25      13,924.41     10,528.86
    57318139          5,572.90      34.73       5,607.63      7,586.18
    57318241         54,886.38     342.12      55,228.50     12,708.60
    74321850         16,688.84     104.02      16,792.86           .00

    TOTALS         $116,416.23    $725.63    $117,141.86    $40,303.59
                   ===========    =======    ===========    ==========